SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report: February 12, 1996


                   LRG RESTAURANT GROUP, INC.
     ______________________________________________________
     (Exact name of registrant as specified in its charter)



Province of British Columbia,
  Canada                            0-12197       59-3286607
_______________________________    ___________    ___________
(State of other jurisdiction of    (Commission    (IRS Employer
 incorporation)                    File Number)   Identification
                                                   No.)




580 Cape Cod Lane, Suite 5, Altamonte Springs, Florida      32714
__________________________________________________________________
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:   407-786-3700




__________________________________________________________________
 (Former name or former address, if changed since last report.)















     ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


As a result of no longer being a foreign private issuer for reporting purposes, the Company changed its principal independent accountant from the Canadian accounting firm of Staley, Okada, Chandler & Scott to the United States accounting firm of Carter, Belcourt & Atkinson, P.A., Tampa, Florida, effective February 12, 1996. The decision to change principal accountants was approved by the Company's audit committee. The principal accountant's report on the Company's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:  Not
Applicable/None

     (b)  PRO FORMA FINANCIAL INFORMATION:  Not Applicable/None

     (c)  EXHIBITS:

          16   Letter Regarding Change in Certifying Accountant





























                           SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









                              LRG RESTAURANT GROUP, INC.

                              __________________________________
                              (Registrant)



                              By:/s/Gerald C. Parker
                                 _______________________________
                                        (Signature)

                              Gerald C. Parker, Chairman and
                              President





Date:  January 24, 1997























                        INDEX TO EXHIBITS


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

EXHIBIT                       EXHIBIT             SEQUENTIALLY
NUMBER                                            NUMBERED PAGE



     16             Letter regarding change
                    in Certifying Accountant           5





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